UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/18/2007

FLIR Systems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21918

Oregon	93-0708501
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

27700A SW Parkway Avenue, Portland, Oregon 97070
(Address of principal executive offices, including zip code)

(503) 498-3547
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 18, 2007, the Board of Directors of FLIR Systems, Inc. (the "Company") approved amendments to Article VI of the Company's Second Restated Bylaws to permit the issuance of the Company's stock in uncertificated form in accordance with NASDAQ Marketplace Rule 4350(1), which requires that securities listed on the NASDAQ Stock Market be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934 on or after January 1, 2008. The foregoing description of the amendment to the Bylaws is qualified in its entirety by the actual terms of the First Amendment to Second Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

d)        Exhibits.

                3.1        First Amendment to Second Restated Bylaws of FLIR Systems, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLIR Systems, Inc.

Date: December 21, 2007	By:	/s/ Stephen M. Bailey
Stephen M. Bailey
Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-3.1	First Amendment to Second Restated Bylaws of FLIR Systems, Inc.